
<ARTICLE> 5
<LEGEND>
This financial data schedule is submitted in accordance with Regulation S-K item
601(c)(2). This schedule contains summary financial information extracted from Form 10-K for the annual period ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<RESTATED>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1996
<PERIOD-END>                               DEC-31-1996
<CASH>                                          43,766
<SECURITIES>                                     3,596
<RECEIVABLES>                                  120,522
<ALLOWANCES>                                   (28,153)
<INVENTORY>                                          0
<CURRENT-ASSETS>                               132,816<F1>
<PP&E>                                       3,868,233
<DEPRECIATION>                                (552,201)
<TOTAL-ASSETS>                               3,643,452
<CURRENT-LIABILITIES>                          423,087<F2>
<BONDS>                                      2,835,246
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           667
<OTHER-SE>                                     176,482
<TOTAL-LIABILITY-AND-EQUITY>                 3,643,452
<SALES>                                        831,917
<TOTAL-REVENUES>                               831,917
<CGS>                                                0
<TOTAL-COSTS>                                  548,356
<OTHER-EXPENSES>                                15,887
<LOSS-PROVISION>                                 3,688
<INTEREST-EXPENSE>                             220,381
<INCOME-PRETAX>                                 43,605
<INCOME-TAX>                                    25,719
<INCOME-CONTINUING>                             17,886
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                  1,453
<CHANGES>                                            0
<NET-INCOME>                                    16,433
<EPS-PRIMARY>                                      .10
<EPS-DILUTED>                                      .09

<F1>Current assets include cash, unrestricted marketable securities, current portion of accounts and notes receivable and prepaid expenses and deposits.
<F2>Current liabilities include the current portion of long-term debt and accounts payable, accrued expenses and other liabilities.

